STOCK OPTION AGREEMENT


      This STOCK OPTION AGREEMENT, dated as of September 9, 1999 (this "Agreement"), is between PREMARK INTERNATIONAL, INC., a Delaware corporation ("Issuer"), and ILLINOIS TOOLWORKS INC., a Delaware corporation ("Grantee").


                                    RECITALS

      A. The Merger Agreement. Prior to the entry into this Agreement and prior to the grant of the Option (as defined in Section 1(a)), Issuer, Grantee, and CS Merger Sub Inc., a wholly owned subsidiary of Grantee ("Merger Sub") have entered into an Agreement and Plan of Merger, dated as of the date of this Agreement (the "Merger Agreement"), pursuant to which Grantee and Issuer intend to effect a merger of Merger Sub with and into Issuer (the "Merger").

      B. The Stock Option Agreement. As an inducement and condition to Grantee's and Merger Sub's willingness to enter into the Merger Agreement, and in consideration thereof, the board of directors of Issuer has approved the grant to Grantee of the Option pursuant to this Agreement and the acquisition of Common Stock (as defined below) by Grantee pursuant to this Agreement; provided, that such grant was expressly conditioned upon, and made of no effect until after, execution and delivery by Issuer, Grantee and Merger Sub of the Merger Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in this Agreement and in the Merger Agreement, the parties agree as follows:

      1. The Option. (a) Issuer hereby grants to Grantee an irrevocable option (the "Option") to purchase, subject to the terms and conditions of this Agreement, up to 12,203,694 fully paid and nonassessable shares of common stock, $1.00 par value per share ("Common Stock"), of Issuer at a price per share in cash equal to $34.06 (the "Option Price"); provided, however, that in no event shall the number of shares for which the Option is exercisable exceed 19.9% of the shares of Common Stock issued and outstanding at the time of exercise (without giving effect to the shares of Common Stock issued or issuable under the Option) (the "Maximum Applicable Percentage"). The number of shares of Common Stock purchasable upon exercise of the Option and the Option Price are subject to adjustment as set forth in this Agreement.

      (b) In the event that any additional shares of Common Stock are issued or otherwise become outstanding after the date of this Agreement (other than pursuant to this Agreement), the aggregate number of shares of Common Stock purchasable upon exercise of the Option (inclusive of shares, if any, previously purchased upon exercise of the Option) shall automatically be increased (without any further action on the part of Issuer or Grantee being necessary) so that, after such issuance, it equals the Maximum Applicable Percentage. Any such increase shall not affect the Option Price.

      2. Exercise; Closing. (a) Conditions to Exercise; Termination. Grantee (sometimes referred to as the "Holder") may exercise the Option, in whole or in part, by delivering a written notice thereof as provided in Section 2(d) within 135 days following the occurrence of a Triggering Event (as defined in Section 2(b)) unless prior to such Triggering Event the Effective Time (as defined in the Merger Agreement) shall have occurred or the Option shall have terminated in accordance with the following sentence. If no notice pursuant to the preceding sentence has been delivered prior thereto, the Option shall terminate upon either (i) the occurrence of the Effective Time or (ii) the close of business on the earlier of (x) the day 135 days after the date that Grantee becomes entitled to receive the Termination Fee (as defined in the Merger Agreement) under Section 8.5(b) of the Merger Agreement and (y) the date that Grantee is no longer potentially entitled to receive the Termination Fee under
Section 8.5(b) of the Merger Agreement for a reason other than that Grantee has already received the Termination Fee.

      (b) Triggering Event. A "Triggering Event" shall have occurred if the Merger Agreement is terminated and Grantee shall have become entitled to receive the Termination Fee pursuant to Section 8.5(b) of the Merger Agreement.

      (c) Notice of Triggering Event by Issuer. Issuer shall notify Grantee promptly in writing of the occurrence of any Triggering Event, it being understood that the giving of such notice by Issuer shall not be a condition to the right of the Holder to exercise the Option.

      (d) Notice of Exercise by Grantee. If the Holder shall be entitled to and wishes to exercise the Option, it shall send to Issuer a written notice (the date of which is referred to in this Agreement as the "Notice Date") specifying
(i) the total number of shares that the Holder will purchase pursuant to such exercise and (ii) a place and date (a "Closing Date") not earlier than three business days nor later than 20 business days from the Notice Date for the closing of such purchase (a "Closing"); provided, that if the Closing cannot be effected by reason of the application of any laws, (x) the Holder or Issuer, as required, promptly after the giving of such notice shall file the required notice, report, filing or application for approval and shall expeditiously process the same and (y) the Closing Date shall be extended to not later than the tenth business day following the expiration or termination of the restriction imposed by such law. Each of the Holder and the Issuer agrees to use its reasonable best efforts to cooperate with and provide information to Issuer or Holder, as the case may be, for the purpose of any required notice, report, filing or application for approval.

      (e) Payment of Purchase Price. At each Closing, the Holder shall pay to Issuer the aggregate purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option in immediately available funds by a wire transfer to a bank account designated by Issuer; provided, that failure or refusal of Issuer to designate such a bank account shall not preclude the Holder from exercising the Option, in whole or in part.

      (f) Delivery of Common Stock. At such Closing, simultaneously with the payment of the purchase price by the Holder, Issuer shall deliver to the Holder a certificate or certificates representing the number of shares of Common Stock purchased by the Holder and, if the Option shall be exercised in part only, a new Option evidencing the rights of the Holder to purchase the balance (as adjusted pursuant to Section 1(b)) of the shares of Common Stock then purchasable under this Agreement and the Holder shall deliver to the Company its written agreement that the Holder will not offer to sell or otherwise dispose of such shares of Common Stock in violation of law or this Agreement.

      (g)  Restrictive  Legend.  Certificates  for Common  Stock  delivered at a
Closing  shall  be  endorsed   with  a   restrictive   legend  that  shall  read
substantially as follows:

            "The transfer of the shares represented by this certificate is subject to resale restrictions arising under the Securities Act of 1933, as amended, and pursuant to the terms of a Stock Option Agreement dated as of September 9, 1999. A copy of such agreement will be provided to the holder hereof without charge upon receipt by the Company of a written request therefor."

It is understood and agreed that the above legend shall be removed, insofar as it refers to the Securities Act of 1933, by delivery of substitute certificate(s) without such reference to the Securities Act of 1933 if the Holder shall have delivered to Issuer a copy of a letter from the staff of the Securities and Exchange Commission, or a written opinion of counsel, in form and substance reasonably satisfactory to Issuer, to the effect that such reference is not required for purposes of the Securities Act of 1933, as amended (the "Securities Act"). In addition, such certificates shall bear any other legend as may be required by applicable law.

      3. Covenants of Issuer. In addition to its other agreements and covenants in this Agreement, Issuer agrees:

            (a) Shares Reserved for Issuance. It will maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Common Stock to issue the appropriate number of shares of Common Stock pursuant to the terms of this Agreement so that the Option may be fully exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights of third parties to purchase shares of Common Stock from Issuer.

            (b) No Avoidance. It will not avoid or seek to avoid (whether by charter amendment or through reorganization, consolidation, merger, issuance of rights, dissolution or sale of assets, or by any other voluntary act) the observance or performance of any of the covenants, agreements or conditions to be observed or performed under this Agreement by Issuer.

            (c) Further Assurances. After the date of this Agreement, it will promptly take all actions as may from time to time be required (including
      (i) complying with all applicable premerger notification, reporting and waiting period requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (ii) in the event that prior notice, report, filing or approval with respect to any Governmental Entity is necessary under any applicable foreign or United States federal, state or local law before the Option may be exercised, cooperating fully with the Holder in preparing and processing the required applications or notices) in order to permit each Holder to exercise the Option and purchase shares of Common Stock pursuant to such exercise subject to the terms and conditions hereof.

            (d) Stock Exchange Listing. It will use its reasonable best efforts to cause the shares of Common Stock to be issued pursuant to the Option to be approved for listing (to the extent they are not already listed) on the New York Stock Exchange ("NYSE"), if the Common Stock is then listed on the NYSE, and on all other stock exchanges on which shares of Common Stock of the Issuer are then listed, subject to official notice of issuance.

      4. Representations and Warranties of Issuer. Issuer represents and warrants to Grantee as follows:

            (a) Merger Agreement. Issuer hereby makes each of the representations and warranties contained in Section 5.1(a), (b), (c), (d),
      (j) and (s) of the Merger Agreement to the extent they relate to Issuer and this Agreement, as if such representations were set forth in this Agreement.

            (b) Shares Reserved for Issuance; Capital Stock. Issuer has taken all necessary corporate action to authorize and reserve, free from preemptive rights, and permit it to issue, sufficient authorized but unissued or treasury shares of Common Stock so that the Option may be fully exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights of third parties to purchase shares of Common Stock from Issuer, and all such shares, upon issuance pursuant to the Option, will be duly authorized, validly issued, fully paid and nonassessable, and will be delivered free and clear of all claims, liens, encumbrances, and security interests (other than those created by this Agreement) and not subject to any preemptive rights.

     5. Representations and Warranties of Grantee. Grantee hereby makes each of the representations and warranties contained in Section 5.2(a),(c) and (d) of the Merger Agreement to the extent they relate to the Grantee and this Agreement, as if such representations were set forth in this Agreement.

     6. Exchange; Replacement. This Agreement and the Option granted by this Agreement are exchangeable, without expense, at the option of the Holder, upon presentation and surrender of this Agreement at the principal office of Issuer, for other Agreements providing for Options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable at such time under this Agreement, subject to corresponding adjustments in the number of shares of Common Stock purchasable upon exercise so that the aggregate number of such shares under all stock option agreements issued in respect of this Agreement shall not exceed the Maximum Applicable Percentage. Unless the context shall require otherwise, the terms "Agreement" and "Option" as used in this Agreement include any stock option agreements and related Options for which this Agreement (and the Option granted by this Agreement) may be exchanged. Upon (i) receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction of this Agreement, or mutilation of this Agreement, (ii) receipt by Issuer of reasonably satisfactory indemnification in the case of loss, theft or destruction of this Agreement and (iii) surrender and cancellation of this Agreement in the case of mutilation, Issuer will execute and deliver a new Agreement of like tenor and date.

     7. Adjustments. In addition to the adjustment to the total number of shares of Common Stock purchasable upon exercise of the Option pursuant to Section 1(b), the total number of shares of Common Stock purchasable upon the exercise of the Option and the Option Price shall be subject to adjustment from time to time as follows:

            In the event of any change in the outstanding shares of Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or the like, the type and number of shares of Common Stock purchasable upon exercise of the Option, and the Option Price therefor, shall be appropriately adjusted, and proper provision shall be made in the agreements governing any such transaction, so that (i) any Holder shall receive upon exercise of the Option the number and class of shares, other securities, property or cash that such Holder would have received in respect of the shares of Common Stock purchasable upon exercise of the Option if the Option had been exercised and such shares of Common Stock had been issued to such Holder immediately prior to such event or the record date therefor, as applicable, and (ii) in the event any additional shares of Common Stock are to be issued or otherwise become outstanding as a result of any such change (other than pursuant to an exercise of the Option), the number of shares of Common Stock purchasable upon exercise of the Option shall be increased so that, after such issuance and together with shares of Common Stock previously issued pursuant to the exercise of the Option (as adjusted on account of any of the foregoing changes in the Common Stock), the number of shares so purchasable equals the Maximum Applicable Percentage of the number of shares of Common Stock issued and outstanding immediately after the consummation of such change.

      8. Registration. (a) Upon the occurrence of a Triggering Event, Issuer shall, at the request of Grantee delivered in the written notice of exercise of the Option provided for in Section 2(d), as promptly as practicable prepare, file and keep current a shelf registration statement under the Securities Act covering any or all shares issued and issuable pursuant to the Option and shall use its reasonable best efforts to cause such registration statement to become and remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective as may be reasonably necessary to permit the sale or other disposition of any shares of Common Stock issued upon total or partial exercise of the Option ("Option
Shares") in accordance with any plan of disposition requested by Grantee; provided, however, that Issuer may suspend filing of or maintaining the effectiveness of a registration statement relating to a registration request by Grantee under this Section 8 for a period of time (not in excess of 60 days in the aggregate) if in its judgment such filing of such registration statement or the maintenance of its effectiveness would require the disclosure of nonpublic information that Issuer has a good faith business purpose for preserving as confidential. Subject to the foregoing, Issuer will use its reasonable best efforts to cause such registration statement to become effective as soon as practicable. In connection with any such registration, Issuer and Grantee shall provide each other with representations, warranties, indemnities and other agreements customarily given in connection with such registrations. If requested by Grantee in connection with such registration, Issuer shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating Issuer in respect of representations, warranties, indemnities, contribution and other agreements customarily made by issuers in such underwriting agreements.

      (b) To the extent consistent with the other provisions hereof, in the event that Grantee so requests, the closing of the sale or other disposition of the Common Stock or other securities pursuant to a registration statement filed pursuant to Section 8(a) shall occur substantially simultaneously with the exercise of the Option.

      (c) Notwithstanding any other provision hereof, any request for registration shall permit the Issuer, upon written notice given within 30 days of the request for registration, to repurchase from the Grantee any shares as to which the Grantee requests registration at a price per share equal to the average of the closing price per share of Common Stock on the NYSE as reported in the Wall Street Journal, New York City edition, on the twenty NYSE trading days ending on the second business day prior to the date Issuer notifies the Grantee of its decision to so repurchase.

     9. Repurchase of Option and/or Shares. (a) Repurchase; Repurchase Price. Upon the occurrence of a Triggering Event, (i) at the request of a Holder, delivered in writing within 135 days of such occurrence (or such later period as provided in Section 2(d) with respect to any required notice or application or in Section 12), Issuer shall repurchase the Option from the Holder, in whole or in part, at a price (the "Option Repurchase Price") equal to the number of shares of Common Stock then purchasable upon exercise of the Option (or such lesser number of shares as may be designated in the repurchase notice) multiplied by the amount by which the market/offer price (as defined below) exceeds the Option Price and (ii) at the request of a Holder, delivered in writing within 135 days of such occurrence (or such later period as provided in Section 2(d) with respect to any required notice or application or in Section
12), Issuer shall repurchase such number of Option Shares from such Holder as the Holder shall designate in the Repurchase Notice at a price (the "Option Share Repurchase Price") equal to the number of shares designated multiplied by the market/offer price. The term "market/offer price" shall mean the highest of
(x) the price per share of Common Stock at which a tender or exchange offer for Common Stock has been made during the term of the Option, (y) the price per share of Common Stock to be paid by any third party pursuant to an agreement with Issuer with respect to a Business Combination Transaction (defined below) and (z) the highest trading price for shares of Common Stock on the NYSE (or, if the Common Stock is not then listed on the NYSE, any other national securities exchange or automated quotation system on which the Common Stock is then listed or quoted) within the six-month period immediately preceding the delivery of the repurchase notice. In the event that a tender or exchange offer is made for the Common Stock or an agreement is entered into for a merger, share exchange, consolidation or reorganization involving consideration other than cash, the value of the securities or other property issuable or deliverable in exchange for the Common Stock shall (I) if such consideration is in securities and such securities are listed on a national securities exchange, be determined to be the highest trading price for such securities on such national securities exchange within the six month period immediately preceding the delivery of the repurchase notice or (II) if such consideration is not securities, or if in securities and such securities are not traded on a national securities exchange, be determined in good faith by a nationally recognized investment banking firm selected by an investment banking firm designated by Grantee and an investment banking firm designated by Issuer. "Business Combination Transaction" shall mean (i) a consolidation, exchange of shares or merger of Issuer with any Person, other than the Grantee or one of its subsidiaries, and, in the case of a merger, in which Issuer shall not be the continuing or surviving corporation, (ii) a merger of Issuer with a Person, other than the Grantee or one of its Subsidiaries, in which Issuer shall be the continuing or surviving corporation but the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of Issuer or any other Person or cash or any other property or the shares of Common Stock outstanding immediately before such merger shall after such merger represent less than 50% of the common shares and common share equivalents of Issuer outstanding immediately after the merger or (iii) a sale, lease or other transfer of all or substantially all the assets of Issuer to any Person, other than the Grantee or one of its Subsidiaries.

      (b) Method of Repurchase. A Holder may exercise its right to require Issuer to repurchase the Option, in whole or in part, and/or any Option Shares then owned by such Holder pursuant to this Section 9 by surrendering for such purpose to Issuer, at its principal office, this Agreement or certificates for Option Shares, as applicable, accompanied by a written notice or notices stating that the Holder elects to require Issuer to repurchase the Option and/or such Option Shares in accordance with the provisions of this Section 9. As promptly as practicable, and in any event within three business days after the surrender of the Option and/or certificates representing Option Shares and the receipt of the repurchase notice relating thereto, Issuer shall deliver or cause to be delivered to the Holder the applicable Option Repurchase Price and/or the Option Share Repurchase Price subject to receipt by Issuer of a certificate executed by the Holder containing representations and warranties that, immediately prior to the repurchase thereof pursuant to this Section 9, the Holder had sole record and beneficial ownership of the Option or the Option Shares, or both, as the case may be, and that, other than pursuant to this Agreement, the Option or the Option Shares, or both, as the case may be, were held free and clear of all material liens. Any Holder shall have the right to require that the repurchase of Option Shares shall occur immediately after the exercise of all or part of the Option. In the event that the repurchase notice shall request the repurchase of the Option in part, Issuer shall deliver with the Option Repurchase Price a new Stock Option Agreement evidencing the right of the Holder to purchase that number of shares of Common Stock purchasable pursuant to the Option at the time of delivery of the repurchase notice minus the number of shares of Common Stock represented by that portion of the Option then being repurchased.

      (c) Effect of Statutory or Regulatory Restraints on Repurchase. To the extent that, upon or following the delivery of a repurchase notice, Issuer is prohibited under applicable law or regulation from repurchasing the Option (or portion thereof) and/or any Option Shares subject to such repurchase notice (and Issuer will undertake to use its reasonable best efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to accomplish such repurchase), Issuer shall immediately so notify the Holder in writing and thereafter deliver or cause to be delivered, from time to time, to the Holder the portion of the Option Repurchase Price and the Option Share Repurchase Price that Issuer is no longer prohibited from delivering, within two business days after the date on which it is no longer so prohibited; provided, however, that upon notification by Issuer in writing of such prohibition, the Holder may, within five days of receipt of such notification from Issuer, revoke in writing its repurchase notice, whether in whole or to the extent of the prohibition, whereupon, in the latter case, Issuer shall promptly (i) deliver to the Holder that portion of the Option Repurchase Price and/or the Option Share Repurchase Price that Issuer is not prohibited from delivering; and (ii) deliver to the Holder, as appropriate, (A) with respect to the Option, a new Stock Option Agreement evidencing the right of the Holder to purchase that number of shares of Common Stock for which the surrendered Stock Option Agreement was exercisable at the time of delivery of the Repurchase Notice less the number of shares as to which the Option Repurchase Price has theretofore been delivered to the Holder, and/or (B) with respect to Option Shares, a certificate for the Option Shares as to which the Option Share Repurchase Price has not theretofore been delivered to the Holder. Notwithstanding anything to the contrary in this Agreement, including, without limitation, the time limitations on the exercise of the Option, the Holder may give notice of exercise of the Option for 135 days after a notice of revocation has been issued pursuant to this Section 9(c) and thereafter exercise the Option in accordance with the applicable provisions of this Agreement.

      (d) Acquisition Transactions. In addition to any other restrictions or covenants, Issuer agrees that, in the event that a Holder delivers a repurchase notice, Issuer shall not enter or agree to enter into an agreement or series of agreements relating to a merger with or into or the consolidation with any other person or entity, the sale of all or substantially all of the assets of Issuer or any similar disposition unless the other party or parties to such agreement or agreements agree to assume in writing Issuer's obligations under Section 9(a) and, notwithstanding any notice of revocation delivered pursuant to the proviso to Section 9(c), a Holder may require such other party or parties to perform Issuer's obligations under Section 9(a) unless such party or parties are prohibited by law or regulation from such performance, in which case such party or parties shall be subject to the obligations of the Issuer under Section 9(c).

      10. Repurchase at the Option of the Company.

      (a) To the extent the Grantee shall not have previously exercised its rights under Section 9, at the written request of Issuer made at any time during the 135-day period commencing at the expiration of the 135-day periods for exercise of rights under Section 9 (the "Call Period"), Issuer may repurchase from the Holder, and the Holder shall sell, or cause to be sold to Issuer, three-quarters (but not less than three-quarters) of the shares of Common Stock acquired by the Holder pursuant hereto and with respect to which the Holder has ownership at the time of such repurchase at a price per share equal to the greater of (A) the market/offer price (as defined in Section 9, except all references to any repurchase notice shall instead be to the written request made by Issuer pursuant to this Section 10(a)) and (B) the Option Price per share in respect of the shares so acquired (the higher of such per share prices in (A) and (B) multiplied by the number of shares of Common Stock to be repurchased pursuant to this Section 10 being herein called the "Call Consideration"). The date on which the Company exercises its rights under this Section 10 is referred to as the "Call Date."

      (b) If the Company exercises its rights under this Section 10, Issuer shall, within three business days pay the Call Consideration in immediately available funds and the Holder shall surrender to Issuer certificates evidencing the shares of Common Stock purchased hereunder, and the Holder shall warrant to Issuer that, immediately prior to the repurchase thereof pursuant to this
Section 10, the Holder had sole record and beneficial ownership of such shares and that such shares were then held free and clear of all material liens.

      (c) To the extent that the Holder shall exercise the Option, the Holder shall, unless the Holder shall exercise its rights under Section 9 to cause the repurchase of the Option Shares, or Issuer shall exercise its rights to repurchase the Option Shares under this Section 10, retain sole ownership of the Option Shares acquired through the end of the Call Period.

      11. First Refusal. Subject to the provisions of Sections 9 and 10 herein, at any time after the first occurrence of a Triggering Event and prior to the second anniversary of the first purchase of shares of Common Stock pursuant to the Option, if the Holder shall desire to sell, assign, transfer or otherwise dispose of all or any of the Option Shares or other securities acquired by it pursuant to the Option, it shall give Issuer written notice of the proposed transaction (an "Offeror's Notice"), identifying the proposed transferee, accompanied by a copy of a binding offer to purchase such shares or other securities signed by such transferee and setting forth the terms of the proposed transaction. An Offeror's Notice shall be deemed an offer by the Holder to Issuer, which may be accepted, in whole but not in part, within 20 business days of the receipt of such Offeror's Notice, on the same terms and conditions and at the same price at which Issuer is proposing to transfer such shares or other securities to such transferee. The purchase of any such shares or other securities by Issuer shall be settled within 20 business days of the date of the acceptance of the offer and the purchase price shall be paid to the Holder in immediately available funds. If Issuer shall fail or refuse to purchase all the shares or other securities covered by an Offeror's Notice, the Holder may, within 60 days from the date of the Offeror's Notice, sell all, but not less than all, of such shares or other securities to the proposed transferee at no less than the price specified and on terms no more favorable than those set forth in the Offeror's Notice; provided, however, that the provisions of this sentence shall not limit the rights the Holder may otherwise have if Issuer has accepted the offer contained in the Offeror's Notice and wrongfully refuses to purchase the shares or other securities subject thereto. The requirements of this Section 11 shall not apply to (a) any disposition as a result of which the proposed transferee would own beneficially not more than 2% of the outstanding voting power of Issuer, (b) any disposition of Common Stock or other securities by a Person to whom the Holder has assigned its rights under the Option with the consent of Issuer, (c) any sale by means of a public offering registered under the Securities Act or (d) any transfer to a wholly owned subsidiary of the Holder which agrees in writing to be bound by the terms hereof.

      12. Extension of Exercise Periods. The 135-day periods for exercise of certain rights under Sections 2 and 9 shall be extended in each such case at the request of the Holder to the extent necessary to avoid liability by the Holder under Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16(b)"), by reason of such exercise. Furthermore, in the event the Company exercises its rights under Section 10, the Holder may defer the Call Date to the extent necessary to avoid liability by the Holder under Section 16(b).

      13. Assignment. Neither party may assign any of its rights or obligations under this Agreement or the Option to any other person without the express written consent of the other party. Any attempted assignment in contravention of the preceding sentence shall be null and void.

      14. Filings; Other Actions. The parties hereto will use their reasonable best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary for the consummation of the transactions contemplated by this Agreement.

      15. Specific Performance. The parties acknowledge that damages would be an inadequate remedy for a breach of this Agreement by either party and that the obligations of the parties shall be specifically enforceable through injunctive or other equitable relief.

      16. Severability. If any term, provision, covenant, or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired, or invalidated. If for any reason such court or regulatory agency determines that the Holder is not permitted to acquire, or Issuer is not permitted to repurchase pursuant to Sections 9, 10 or 11 the full number of shares of Common Stock provided in Section 1(a) of this Agreement (as adjusted pursuant to Sections 1(b) and 7 of this Agreement), it is the express intention of Issuer to allow the Holder to acquire or to require Issuer to repurchase such lesser number of shares as may be permissible, without any amendment or modification of this Agreement.

      17. Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) when received, if sent by facsimile, (ii) when delivered, if delivered personally to the intended recipient, and (iii) one business day later, if sent by overnight delivery via a national courier service, in each case at the respective addresses of the parties set forth in the Merger Agreement.

      18. Expenses. Except as otherwise expressly provided in this Agreement or in the Merger Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expense, including fees and expenses of its own financial consultants, investment bankers, accountants, and counsel.

      19. Entire Agreement. This Agreement, the Confidentiality Agreement (as defined in the Merger Agreement) and the Merger Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter of this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. Nothing in this Agreement, is intended to confer upon any person or entity, other than the parties to this Agreement, and their respective successors and permitted assigns, any rights or remedies under this Agreement.

      20.Governing Law and Venue; Waiver of Jury Trial.

      (a) This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with Delaware law without regard to the conflict of law principles thereof. The parties irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in Wilmington, Delaware (the "Delaware Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated by this Agreement (and agree not to commence any litigation relating thereto except in such Delaware Courts), waive any objection to the laying of venue of any such litigation in the Delaware Courts and agree not to plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum.

      (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION
DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

      21. Captions. The Section and paragraph captions in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.

      22. Limitation on Profit. (a) Notwithstanding any other provisions of this Agreement including, without limitation, Sections 8, 9, 10 and 11 hereof, in no event shall the Grantee's Total Profit (as defined herein) exceed in the aggregate $30 million (the "Maximum Amount") and, if it otherwise would exceed such amount, the Grantee, at its sole election, shall either: (i) reduce the number of shares of Common Stock subject to this Option; (ii) deliver to the Issuer for cancellation Option Shares previously purchased by Grantee; (iii) pay cash to the Issuer; or (iv) any combination thereof, so that Grantee's Total Profit shall not exceed the Maximum Amount taking into account the foregoing actions.

      (b) Notwithstanding any other provision of this Agreement, this Option may not be exercised for a number of shares as would, as of the date of exercise, result in a Notional Total Profit (as defined below) which would exceed the Maximum Amount; provided, that nothing in this sentence shall restrict any exercise of the Option permitted hereby on any subsequent date if such exercise would not then be restricted by this Section 22(b).

      (c) As used in this Agreement, the "Total Profit" shall mean the aggregate amount (before taxes) of the following: (i) (x) the amount received by Grantee or concurrently being paid to Grantee pursuant to Issuer's repurchase of the Option (or any portion thereof) or any Option Shares pursuant to Sections 9, 10 or 11 less, in the case of any repurchase of Option Shares, (y) the Grantee `s purchase price for such Option Shares, as the case may be and (ii) (x) the amounts received by Grantee or concurrently being paid to Grantee pursuant to the sale of Option Shares (or any other securities into which such Option Shares are converted or exchanged) to the Issuer or any other Person (as defined in the Merger Agreement) including sales made pursuant to a registration statement or an exemption therefrom, less (y) the Grantee's purchase price for such Option Shares.

      (d) As used in this Agreement, the term "Notional Total Profit" with respect to any number of shares as to which Grantee may propose to exercise the Option shall be the Total Profit determined as of the date of such proposal assuming that the Option were exercised on such date for such number of shares and assuming that such shares, together with all other Option Shares held by Grantee and its affiliates as of such date, were sold for cash at the closing market price for the Common Stock as of the close of business on the preceding trading day (less customary brokerage commissions) and including all amounts theretofore received or concurrently being paid to Grantee pursuant to clauses
(i) and (ii) of the definition of Total Profit.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of the parties as of the day and year first written above.



                                          PREMARK INTERNATIONAL, INC.




                                          By:    /s/ James M. Ringler
                                                 -------------------------------
                                          Name:  James M. Ringler
                                          Title: Chairman of the Board, Chief
                                                 Executive Officer and President



                                          ILLINOIS TOOLWORKS INC.




                                          By:    /s/ W. James Farrell
                                                 -------------------------------
                                          Name:  W. James Farrell
                                          Title: Chairman and Chief Executive
                                                 Officer